Exhibit 10.1
AMENDMENT NO. 2
AND WAIVER
          AMENDMENT NO. 2 AND WAIVER (this “Amendment and Waiver”), dated as of March 19, 2007, to that certain Credit Agreement, dated as of February 24, 2005, as amended, supplemented and in effect from time to time (the “Credit Agreement”; capitalized terms used herein and not defined shall have the meanings set forth in the Credit Agreement), among SELECT MEDICAL HOLDINGS CORPORATION (“Holdings”), SELECT MEDICAL CORPORATION (the “Borrower”), JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent (the “Administrative Agent” and the “Collateral Agent” respectively), WACHOVIA BANK, NATIONAL ASSOCIATION, as Syndication Agent, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and CIBC INC., as Co-Documentation Agents, and the several banks and other financial institutions from time to time party thereto as lenders (the “Lenders”).
W I T N E S S E T H:
          WHEREAS, Section 9.02 of the Credit Agreement permits the Credit Agreement to be amended and provisions thereof waived from time to time;
          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
          SECTION ONE. Amendments.
          (a) Subclause (g) of Section 6.05 of the Credit Agreement is hereby amended by replacing the figure “$100,000,000” therein with the figure “$200,000,000.”
          (b) The table set forth in Section 6.12 of the Credit Agreement is hereby deleted in its entirety and replaced by the following table:

Date	Ratio
March 31, 2005	1.75 to 1.00

June 30, 2005	1.75 to 1.00

September 30, 2005	1.75 to 1.00

December 31, 2005	2.00 to 1.00

March 31, 2006	2.00 to 1.00

June 30, 2006	2.00 to 1.00

Date	Ratio
September 30, 2006	2.00 to 1.00

December 31, 2006	2.00 to 1.00

March 31, 2007	1.75 to 1.00

June 30, 2007	1.75 to 1.00

September 30, 2007	1.75 to 1.00

December 31, 2007	1.75 to 1.00

March 31, 2008	1.75 to 1.00

June 30, 2008	1.75 to 1.00

September 30, 2008	1.75 to 1.00

December 31, 2008	1.75 to 1.00

March 31, 2009	1.75 to 1.00

June 30, 2009	1.75 to 1.00

September 30, 2009	2.00 to 1.00

December 31, 2009	2.00 to 1.00

March 31, 2010	2.00 to 1.00

June 30, 2010	2.00 to 1.00

September 30, 2010	2.00 to 1.00

December 31, 2010	2.00 to 1.00

March 31, 2011	2.25 to 1.00

June 30, 2011	2.25 to 1.00

September 30, 2011	2.25 to 1.00

December 31, 2011	2.25 to 1.00
          (c) The table set forth in Section 6.13 of the Credit Agreement is hereby deleted in its entirety and replaced by the following table:

Date	Ratio
March 31, 2005	5.50 to 1.00

June 30, 2005	5.50 to 1.00

September 30, 2005	5.25 to 1.00

December 31, 2005	5.00 to 1.00

March 31, 2006	4.75 to 1.00

June 30, 2006	4.75 to 1.00

September 30, 2006	4.50 to 1.00

December 31, 2006	4.50 to 1.00

March 31, 2007	6.00 to 1.00

June 30, 2007	6.00 to 1.00

September 30, 2007	6.00 to 1.00

December 31, 2007	6.00 to 1.00

March 31, 2008	6.00 to 1.00

June 30, 2008	6.00 to 1.00

September 30, 2008	6.00 to 1.00

December 31, 2008	5.75 to 1.00

March 31, 2009	5.50 to 1.00

June 30, 2009	5.25 to 1.00

September 30, 2009	5.00 to 1.00

December 31, 2009	5.00 to 1.00

March 31, 2010	4.75 to 1.00

June 30, 2010	4.75 to 1.00

Date	Ratio
September 30, 2010	4.50 to 1.00

December 31, 2010	4.50 to 1.00

March 31, 2011	4.50 to 1.00

June 30, 2011	4.50 to 1.00

September 30, 2011	4.50 to 1.00

December 31, 2011	4.50 to 1.00
          SECTION TWO. Limited Waiver. The Tranche B Required Lenders (as defined below) hereby waive Borrower’s obligation to comply with the obligation to prepay Tranche B Term Loan Borrowings pursuant to Section 2.11(d) of the Credit Agreement for the fiscal year ended December 31, 2006. The Tranche B Required Lenders hereby waive any past Default that occurred as a result of the Borrower’s failure to comply with Section 2.11(d) within five Business Days of the date on which financial statements were delivered pursuant to Section 5.01 of the Credit Agreement with respect to the fiscal year ended December 31, 2006.
          SECTION THREE. Conditions to Effectiveness. This Amendment and Waiver shall become effective as of the date (the “Effective Date”) when, and only when, (a) the Administrative Agent shall have received counterparts of this Amendment executed by Holdings, the Borrower and each Subsidiary Loan Party and (i) with respect to the amendments described in Section One above, a number of Lenders sufficient to constitute the Required Lenders and (ii) with respect to the waiver described in Section Two above, a number of Tranche B Lenders representing more than 50% of the outstanding Tranche B Term Loans (the “Tranche B Required Lenders”), (b) the Administrative Agent shall have received, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel to the Lenders) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document and (c) the Borrower has paid to the Administrative Agent for the account of each Lender which shall have executed this Amendment and Waiver, an amendment fee equal to 0.125% of such Lender’s outstanding Tranche B Term Loans and Revolving Commitments. The effectiveness of this Amendment and Waiver (other than Sections Six, Seven and Eight hereof) is conditioned upon the accuracy of the representations and warranties set forth in Section Four hereof.
          SECTION FOUR. Representations and Warranties. In order to induce the Lenders and the Administrative Agent to enter into this Amendment and Waiver, the Borrower represents and warrants to each of the Lenders and the Administrative Agent that, after giving effect to this Amendment and Waiver, and both before and after giving effect to the transactions contemplated by this Amendment and Waiver
     (a) no Default or Event of Default has occurred and is continuing; and
     (b) each of the representations and warranties made by each of the Loan Parties in or pursuant to the Loan Documents are true and correct in all material respects on and as of the date hereof as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).
          SECTION FIVE. Reference to and Effect on the Loan Documents. On and after the Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment and Waiver. The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment and Waiver, are and shall continue to be in full force and effect. The execution, delivery and effectiveness of this Amendment and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
          SECTION SIX. Costs, Expenses and Taxes. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and Waiver and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees, charges and disbursements of Cahill Gordon & Reindel llp, counsel to the Lenders) in accordance with the terms of Section 9.03 of the Credit Agreement.
          SECTION SEVEN. Execution in Counterparts. This Amendment and Waiver may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment and Waiver by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver.
          SECTION EIGHT. Governing Law. THIS AMENDMENT AND WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND WAIVER SHALL BE CONSTRUED AND GOVERNED BY, IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[Signature Pages Follow]

SELECT MEDICAL CORPORATION,
as the Borrower

By:	/s/ Martin F. Jackson

	Name:	Martin F. Jackson
	Title:	Executive Vice President and Chief
Financial Officer

SELECT MEDICAL HOLDINGS CORPORATION

By:	/s/ Martin F. Jackson

	Name:	Martin F. Jackson
	Title:	Executive Vice President and Chief
Financial Officer

EACH OF THE SUBSIDIARIES
LISTED ON SCHEDULE I HERETO

By:	/s/ Martin F. Jackson

	Name:	Martin F. Jackson
	Title:	Executive Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Stephanie Parker

	Name:	Stephanie Parker
	Title:	Executive Director

Schedule I to
Amendment No. 2
and Waiver
SUBSIDIARY LOAN PARTIES
1.	American Transitional Hospitals, Inc.

2.	Argosy Health, LLC

3.	Arizona Rehab Provider Network, Inc.

4.	Athens Sports Medicine Clinic, Inc.

5.	Atlantic Rehabilitation Services, Inc.

6.	Buendel Physical Therapy, Inc.

7.	C.E.R. — West, Inc.

8.	C.O.A.S.T. Institute Physical Therapy, Inc.

9.	CCISUB, Inc.

10.	Cenla Physical Therapy & Rehabilitation Agency, Inc.

11.	Center for Evaluation & Rehabilitation, Inc.

12.	CenterTherapy, Inc.

13.	Community Rehab Centers of Massachusetts, Inc.

14.	Crowley Physical Therapy Clinic, Inc.

15.	Douglas Avery & Associates, Ltd.

16.	Elk County Physical Therapy, Inc.

17.	Fine, Bryant & Wah, Inc.

18.	Gallery Physical Therapy Center, Inc.

19.	Georgia Physical Therapy of West Georgia, Inc.

20.	Georgia Physical Therapy, Inc.

21.	GP Therapy, L.L.C.

22.	Greater Sacramento Physical Therapy Associates, Inc.

23.	Gulf Breeze Physical Therapy, Inc.

24.	Hand Therapy and Rehabilitation Associates, Inc.

25.	Hand Therapy Associates, Inc.

26.	Hawley Physical Therapy, Inc.

27.	Hudson Physical Therapy Services, Inc.

28.	Indianapolis Physical Therapy and Sports Medicine, Inc.

29.	Intensiva Healthcare Corporation

30.	Intensiva Hospital of Greater St. Louis, Inc.

31.	Joyner Sportsmedicine Institute, Inc.

32.	Kentucky Rehabilitation Services, Inc.

33.	Kessler Assisted Living Corporation

34.	Kessler Institute for Rehabilitation, Inc.

35.	Kessler Occupational Medicine Centers, Inc.

36.	Kessler Orthotic & Prosthetic Services, Inc.

37.	Kessler Physical Therapy & Rehabilitation, Inc.

38.	Kessler Professional Services, LLC

39.	Kessler Rehab Centers, Inc.

40.	Kessler Rehabilitation Corporation

41.	Kessler Rehabilitation of Maryland, Inc.

42.	Kessler Rehabilitation Services, Inc.

43.	Metro Rehabilitation Services, Inc.

44.	Michigan Therapy Centre, Inc.

45.	Monmouth Rehabilitation, Inc.

46.	Northside Physical Therapy, Inc.

47.	NovaCare Occupational Health Services, Inc.

48.	NovaCare Outpatient Rehabilitation East, Inc.

49.	NovaCare Outpatient Rehabilitation, Inc.

50.	NovaCare Rehabilitation, Inc.

51.	NovaCare Rehabilitation of Ohio, Inc.

52.	P.T. Services Rehabilitation, Inc.

53.	Peter Trailov R.P.T. Physical Therapy Clinic, Orthopedic Rehabilitation & Sports Medicine, Ltd.

54.	Physical Therapy Associates, Inc.

55.	Physical Therapy Institute, Inc.

56.	Physical Therapy Services of the Jersey Cape, Inc.

57.	Pro Active Therapy of Ahoskie, Inc.

58.	Pro Active Therapy of Greenville, Inc.

59.	Pro Active Therapy of North Carolina, Inc.

60.	Pro Active Therapy of Rocky Mount, Inc.

61.	Pro Active Therapy of South Carolina, Inc.

62.	Pro Active Therapy of Virginia, Inc.

63.	Pro Active Therapy, Inc.

64.	Professional Therapeutic Services, Inc.

65.	Quad City Management, Inc.

66.	RCI (Colorado), Inc.

67.	RCI (Exertec), Inc.

68.	RCI (Michigan), Inc.

69.	RCI (S.P.O.R.T.), Inc.

70.	RCI (WRS), Inc.

71.	Rebound Oklahoma, Inc.

72.	Redwood Pacific Therapies, Inc.

73.	Rehab Provider Network — East I, Inc.

74.	Rehab Provider Network — East II, Inc.

75.	Rehab Provider Network — Indiana, Inc.

76.	Rehab Provider Network — Michigan, Inc.

77.	Rehab Provider Network — New Jersey, Inc.

78.	Rehab Provider Network — New York, Inc.

79.	Rehab Provider Network — Ohio, Inc.

80.	Rehab Provider Network — Pennsylvania, Inc.

81.	Rehab Provider Network of Colorado, Inc.

82.	Rehab Provider Network of Florida, Inc.

83.	Rehab Provider Network of Nevada, Inc.

84.	Rehab Provider Network of New Mexico, Inc.

85.	Rehab Provider Network of North Carolina, Inc.

86.	Rehab Provider Network of South Carolina, Inc.

87.	Rehab Provider Network of Texas, Inc.

88.	Rehab Provider Network of Virginia, Inc.

89.	RehabClinics (GALAXY), Inc.

90.	RehabClinics (PTA), Inc.

91.	RehabClinics (SPT), Inc.

92.	RehabClinics Abilene, Inc.

93.	RehabClinics Dallas, Inc.

94.	RehabClinics, Inc.

95.	RPN of NC, Inc.

96.	S.T.A.R.T., Inc.

97.	Select Air II, Inc.

98.	Select Employment Services, Inc.

99.	Select Hospital Investors, Inc.

100.	Select Medical of Kentucky, Inc.

101.	Select Medical of Maryland, Inc.

102.	Select Medical of New York, Inc.

103.	Select Medical Rehabilitation Clinics, Inc.

104.	Select Medical Rehabilitation Services, Inc.

105.	Select Medical Property Ventures, LLC

106.	Select Provider Networks, Inc.

107.	Select Rehabilitation Management Services, Inc.

108.	Select Software Ventures, LLC

109.	Select Specialty Hospital — Akron/SHS, Inc.

110.	Select Specialty Hospital — Ann Arbor, Inc.

111.	Select Specialty Hospital — Arizona, Inc.

112.	Select Specialty Hospital — Augusta/UH, Inc.

113.	Select Specialty Hospital — Baton Rouge, Inc.

114.	Select Specialty Hospital — Battle Creek, Inc.

115.	Select Specialty Hospital — Beech Grove, Inc.

116.	Select Specialty Hospital — Bloomington, Inc.

117.	Select Specialty Hospital — Brevard, Inc.

118.	Select Specialty Hospital — Broward, Inc.

119.	Select Specialty Hospital — Central Detroit, Inc.

120.	Select Specialty Hospital — Charleston, Inc.

121.	Select Specialty Hospital — Cincinnati, Inc.

122.	Select Specialty Hospital — Colorado Springs, Inc.

123.	Select Specialty Hospital — Columbus/East, Inc.

124.	Select Specialty Hospital — Columbus, Inc.

125.	Select Specialty Hospital — Columbus/University, Inc.

126.	Select Specialty Hospital — Conroe, Inc.

127.	Select Specialty Hospital — Dade, Inc.

128.	Select Specialty Hospital — Dallas, Inc.

129.	Select Specialty Hospital — Danville, Inc.

130.	Select Specialty Hospital — Denver, Inc.

131.	Select Specialty Hospital — Des Moines, Inc.

132.	Select Specialty Hospital — Durham, Inc.

133.	Select Specialty Hospital — Duval, Inc.

134.	Select Specialty Hospital — Erie, Inc.

135.	Select Specialty Hospital — Eastern Iowa, Inc.

136.	Select Specialty Hospital — Evansville, Inc.

137.	Select Specialty Hospital — Flint, Inc.

138.	Select Specialty Hospital — Fort Smith, Inc.

139.	Select Specialty Hospital — Fort Wayne, Inc.

140.	Select Specialty Hospital — Gadsden, Inc.

141.	Select Specialty Hospital — Gainesville, Inc.

142.	Select Specialty Hospital — Greensboro, Inc.

143.	Select Specialty Hospital — Greensburg, Inc.

144.	Select Specialty Hospital — Grosse Pointe, Inc.

145.	Select Specialty Hospital — Gulf Coast, Inc.

146.	Select Specialty Hospital — Honolulu, Inc.

147.	Select Specialty Hospital — Houston, Inc.

148.	Select Specialty Hospital — Huntsville, Inc.

149.	Select Specialty Hospital — Indianapolis, Inc.

150.	Select Specialty Hospital — Jackson, Inc.

151.	Select Specialty Hospital — Jefferson County, Inc.

152.	Select Specialty Hospital — Johnstown, Inc.

153.	Select Specialty Hospital — Kalamazoo, Inc.

154.	Select Specialty Hospital — Kansas City, Inc.

155.	Select Specialty Hospital — Knoxville, Inc.

156.	Select Specialty Hospital — Lake, Inc.

157.	Select Specialty Hospital — Lancaster, Inc.

158.	Select Specialty Hospital — Lansing, Inc.

159.	Select Specialty Hospital — Lee, Inc.

160.	Select Specialty Hospital — Leon, Inc.

161.	Select Specialty Hospital — Lexington, Inc.

162.	Select Specialty Hospital — Little Rock, Inc.

163.	Select Specialty Hospital — Little Rock/BMC, Inc.

164.	Select Specialty Hospital — Longview, Inc.

165.	Select Specialty Hospital — Louisville, Inc.

166.	Select Specialty Hospital — Macomb County, Inc.

167.	Select Specialty Hospital — Madison, Inc.

168.	Select Specialty Hospital — Manatee

169.	Select Specialty Hospital — Marion, Inc.

170.	Select Specialty Hospital — McKeesport, Inc.

171.	Select Specialty Hospital — Memphis, Inc.

172.	Select Specialty Hospital — Midland, Inc.

173.	Select Specialty Hospital — Milwaukee, Inc.

174.	Select Specialty Hospital — Nashville, Inc.

175.	Select Specialty Hospital — New Orleans, Inc.

176.	Select Specialty Hospital — Newark, Inc.

177.	Select Specialty Hospital — North Atlanta, Inc.

178.	Select Specialty Hospital — North Knoxville, Inc.

179.	Select Specialty Hospital — Northeast New Jersey, Inc.

180.	Select Specialty Hospital — Northeast Ohio, Inc.

181.	Select Specialty Hospital — Northwest Detroit, Inc.

182.	Select Specialty Hospital — Northwest Indiana, Inc.

183.	Select Specialty Hospital — Oklahoma City, Inc.

184.	Select Specialty Hospital — Oklahoma City/East Campus, Inc.

185.	Select Specialty Hospital — Omaha, Inc.

186.	Select Specialty Hospital — Orlando, Inc.

187.	Select Specialty Hospital — Palm Beach, Inc.

188.	Select Specialty Hospital — Panama City, Inc.

189.	Select Specialty Hospital — Paramus, Inc.

190.	Select Specialty Hospital — Pensacola, Inc.

191.	Select Specialty Hospital — Phoenix, Inc.

192.	Select Specialty Hospital — Pine Bluff, Inc.

193.	Select Specialty Hospital — Pittsburgh, Inc.

194.	Select Specialty Hospital — Pittsburgh/UPMC, Inc.

195.	Select Specialty Hospital — Plainfield, Inc.

196.	Select Specialty Hospital — Pontiac, Inc.

197.	Select Specialty Hospital — Quad Cities, Inc.

198.	Select Specialty Hospital — Reno, Inc.

199.	Select Specialty Hospital — Riverview, Inc.

200.	Select Specialty Hospital — St. Lucie, Inc.

201.	Select Specialty Hospital — Saginaw, Inc.

202.	Select Specialty Hospital — San Antonio, Inc.

203.	Select Specialty Hospital — Sarasota, Inc.

204.	Select Specialty Hospital — Savannah, Inc.

205.	Select Specialty Hospital — Sioux Falls, Inc.

206.	Select Specialty Hospital — South Dallas, Inc.

207.	Select Specialty Hospital — Springfield, Inc.

208.	Select Specialty Hospital — Tallahassee, Inc.

209.	Select Specialty Hospital — Topeka, Inc.

210.	Select Specialty Hospital — TriCities, Inc.

211.	Select Specialty Hospital — Tulsa, Inc.

212.	Select Specialty Hospital — Tupelo, Inc.

213.	Select Specialty Hospital — Western Michigan, Inc.

214.	Select Specialty Hospital — Western Missouri, Inc.

215.	Select Specialty Hospital — Wichita, Inc.

216.	Select Specialty Hospital — Wilmington, Inc.

217.	Select Specialty Hospital — Winston-Salem, Inc.

218.	Select Specialty Hospital — Wyandotte, Inc.

219.	Select Specialty Hospital — Youngstown, Inc.

220.	Select Specialty Hospital — Zanesville, Inc.

221.	Select Specialty Hospitals, Inc.

222.	Select Synergos, Inc.

223.	Select Transport, Inc.

224.	Select Unit Management, Inc.

225.	SelectMark, Inc.

226.	SemperCare Hospital of Fort Myers, Inc.

227.	SemperCare Hospital of Hartford, Inc.

228.	SemperCare Hospital of Lakeland, Inc.

229.	SemperCare Hospital of Lakewood, Inc.

230.	SemperCare Hospital of Mobile, Inc.

231.	SemperCare Hospital of Pensacola, Inc.

232.	SemperCare Hospital of Sarasota, Inc.

233.	SemperCare Hospital of Volusia, Inc.

234.	SemperCare Hospital of Washington, Inc.

235.	SemperCare, Inc.

236.	SLMC Finance Corporation

237.	South Jersey Rehabilitation and Sports Medicine Center, Inc.

238.	Southwest Physical Therapy, Inc.

239.	Sports & Orthopedic Rehabilitation Services, Inc.

240.	Stephenson-Holtz, Inc.

241.	The Orthopedic Sports and Industrial Rehabilitation Network, Inc.

242.	Vanguard Rehabilitation, Inc.

243.	Victoria Healthcare, Inc.

244.	Waltham Physical Therapy Associates, Inc.

245.	Wayzata Physical Therapy Center, Inc.

246.	West Side Physical Therapy, Inc.

247.	West Suburban Health Partners, Inc.